Craig A. Streem Vice President Investor Relations November 8, 2011 CLSA AsiaUSA Forum 2011 Exhibit 99.1

Notice
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and Diners Club International
®
. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking
Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and
"Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s
Annual Report on Form 10-K for the year ended November 30, 2010 and "Management’s Discussion and
Analysis of Financial Condition and Results of Operations" in the Company’s Form 10-Q for the quarter ended
August 31, 2011, which are on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-
alone company during the periods presented.

DISCOVER

DISCOVER

DISCOVER

pulse

Diners Club
INTERNATIONAL

Unique direct banking and payment services assets
Note:  Balances as of August 31, 2011; volume based on the trailing four quarters ending 3Q11
•
$46Bn in receivables
•
Leading cash rewards program
•
1 in 4 U.S. households
•
$7Bn personal loans and private
student loans
•
$24Bn direct-to-consumer
deposits
Other Lending and Deposits
Other Lending and Deposits
U.S. Card Issuing
U.S. Card Issuing
•
$138Bn volume
•
4,400+ issuers
•
800k+ ATMs
•
$109Bn volume
•
30+ issuers
•
$29Bn volume
•
50+ franchises
•
185 countries /
territories

• Record for Discover card sales volume
– $75 billion YTD volume with growth of 8% YOY
• All-time low delinquency rate of 2.35%
– 181bps decrease in 30+ delinquency rate from 3Q10 to 3Q11
• Returned to growth in card receivables
– 2% growth YOY in card receivables
• Closed two private student loan acquisitions
– Added ~$6 billion of private student loans through acquisitions
• Continued success in direct-to-consumer deposit funding
– $24 billion in direct deposits
• Strong year-to-date profits
– $1.7 billion net income with ROE of 31%
• Focused on capital / liquidity / funding
– Increased dividend and implemented share repurchase program
YTD 2011 – another period of significant accomplishments
Note(s)
Figures as of 3Q11, except for acquired student loan portfolios

Performance priorities for profitable growth
Discover Card
• Continued growth by gaining wallet
share and increasing new accounts
• Expand merchant acceptance and
marketing partnerships to drive sales
Payments
• Capture opportunities from
changing debit market
• Leverage strategic partnerships to
build global network
Student & Personal Loans
• Integrate The Student Loan Corp. &
build upon profitable position in
private student lending
• Continue to generate strong returns
in personal loans and expand into
new categories
Savings
• Leverage retail deposit channel to
provide liquidity and optimize
funding cost
• Expand affinity business and suite
of banking products

Profitable long-term growth model
Asset Growth
EPS Growth /
Contribution
Direct Banking:
Card 2 - 4% 3 - 4%
Other Consumer Lending 20 - 25% 3 - 4%
Payments NA 2%+/-
Organic Growth 5 - 6% 8 - 10%
Capital Management /
Acquisitions
0 - 4% 2 - 5%
Total Growth 5 - 10% 10 - 15%
Targets:
TCE / TA
(1)
~8%
ROE 15% +
Note(s)
1. Defined as tangible common equity to tangible assets

Direct Banking:
Attractive Discover Card customer base & strong card brand
Customer Base & Target Profile
• Highest average tenure in industry
• Balanced customer base
– ~40% revolver / 60% transactor
• Geographically diverse
• Avg. age 44
• Avg. household income $108K
• 75% married
• 74% attended college
• 85%+ own their home
68%
42%
33%
25% 25%
19%
DFS JPM AXP C COF BAC
Best Cash Rewards
(1)
Cash Rewards Market Share
(2)
7%
9%
17%
18%
25%
45%
DFS JPM AXP C BAC COF
Note(s)
1. 2Q 2011 Brand Tracker study, Millward Brown - % of unaided cardmembers who identify the brand with the statement “best cash rewards”; among cardholders who say they use that brand’s card most often to make purchases
2. 2010 TNS Consumer Card Research - Household ownership of cash rewards cards;
percentages add to more than 100% due to household use of multiple brands

Recognized for exceptional customer service
Brand Keys
Customer Service Score
115
110
109 109
108
DFS AXP COF V MA
J.D. Power
Customer Satisfaction Score
786
779
735
720
711
705
AXP DFS JPM COF C BAC
Source J.D. Power and Associates, 2011 Credit Card Satisfaction Study
Note(s)
Overall score is a composite of six weighted factors including interaction, billing and payment process, credit card terms, rewards, benefits and services, and problem resolution.  Total possible score = 1000
Source Brand Keys, 2011 Category Report: Credit Cards
Note(s)
Score is based on ease and speed of customer service.  Ideal score = 120

More active customers using their card at more locations
Note(s)
Primary card users (PCU) are cardholders who use the card 15 times or more per month.  Account figures are based on average number of PCU accounts during the quarter.
All figures are shown year-over-year
7%
8%
-.2%
3Q09 3Q10 3Q11
Primary Card User
Account Growth (YOY)
Net Active Merchant
Outlet Growth (YOY)
5%
8%
7%
3Q09 3Q10 3Q11

Discover Card – profitably gaining share
• Our business is positioned to generate a pre-tax ROA of 2.5%+ and an ROE of 15%+ on a sustainable basis
• Performing better than large general purpose card issuers over the last two years from 3Q09 to 3Q11
(1,2)
9%
15%
Discover Peer
Average
Sales Receivables
3.8%
4.6%
Discover Peer
Average
Net
Charge-off %
-19%
-4%
Discover
Peer
Average
Note(s)
1.
Fiscal year data
2.
Includes large bank issuers:  Capital One (Domestic Card – excluding Kohl’s & installment loans), Citi (N.A. Branded Cards), JPMorgan (Card Services – excluding
WaMu and Commercial for receivables), Bank of America (U.S. Consumer Card) and internal estimates where data not available

Overview
Direct Banking:
Student Loans – strong growth in an attractive business
Note(s)
1. Pro forma for the ~$2.5 billion private student loans acquired on 9/30/11
2. Includes loans in forbearance but excludes loans in deferment
Private Student Loan Growth ($Bn)
4.7
$0.1
$0.6
$1.0
$7.2
2008 2009 2010 Pro forma
3Q11
• Education costs and enrollment
continue to increase
• Asset class with long duration
and relatively low credit losses
• Acquisition of SLC diversified our
total company portfolio
• Acquired additional $2.5Bn
private loans on 9/30/11
• Top 3 originator of private student
loans in 2011
(1)
% in
Repay
(2)
1% 8% 20% 60%
Acquired
9/30/11

13.8%
9.6%
8.3%
4.4%
No High
School
Diploma
High
School
Graduates
Associate
or Some
College
Bachelor's
Degree or
Higher
Higher education drives income and lower unemployment
Unemployment Rates
(2)
National
Average 9.0%
Sources U.S. Bureau of Labor Statistics, October 2011
Income by Education Level ($000)
(1)
Sources U.S. Census, 2009
Note(s)
1. Based on highest degree obtained; mean income per education level
2. Age 25 and over; based on highest degree obtained
20
31
32
40
57
74
103
128
Not a high
school graduate
High School
Some college
Associate
Bachelor's
Master's
Doctorate
Professional

Credit performance consistent with disciplined
underwriting approach
6.2%
4.7%
Discover Sallie Mae
2 Year Cumulative
Loan Losses (%)
• High co-signer rate
• High average FICO scores
• Focus on 4-year not-for-profit
colleges and graduate schools
• 100% school certified
• 100% disbursed through school
Discover’s Underwriting Approach
Sources Discover internal analysis, Sallie Mae - ’09 repayment vintage

Private student loans are on track to deliver targeted returns
Net Interest Income
Loss Provision
Operating Expenses
Target ROA
5%
(1%)
(1.5%)
2.5%
Targeted Returns
• Integration of The Student Loan
Corporation is on track
• Strong pipeline of repeat business
• Competitive product set with
opportunities for expansion
• Increased marketing to Card
customer base and new affinity
partnerships

Direct Banking:
Personal Loans – natural adjacency with attractive returns
Overview Personal Loan Growth ($Bn)
• Superior alternative for
consolidating debt
• Judgmental underwriting with
cash flow analysis
• 60%+ from cross-sell,
expanding further into broad
market
• Average life of 4 years including
prepayments
2008 – 3Q11
CAGR: 37%
$1.0
$1.4
$1.9
$2.4
2008 2009 2010 3Q11

Strong credit performance enhances returns
Net Interest Income
Loss Provision
Operating Expenses
Target ROA
9%
(4%)
(2%)
3%
Targeted Returns
60+ Past Due Rates (%)
3.2%
3.2%
2.7%
0.5%
1.0%
1.2%
4Q09 4Q10 2Q11
Discover Industry
Source Industry – credit bureau data, Discover – internal data

Payment Services:
Significant payments volume and profit growth
Volume Growth ($Bn) Pre-tax Profit ($MM)
Partner
Issuance
Proprietary
2007 – 2010
CAGR: 56%
2007 – 2010
CAGR: 10%
3Q11 YTD vs. 3Q10 YTD
+15% YOY
3Q11 YTD vs. 3Q10 YTD
+13% YOY
96
86
106
109
118
13
26
$186
$221
$232
$248
94
96
91
7
6
6
5
27
2007 2008 2009 2010
$141
$107
$81
$37
2007 2008 2009 2010

Expanding global acceptance to drive volume growth
• Complementary
networks with strong
global presence
• Continuously expanding
coverage
• Operates in over 185
countries / territories
(2)
• Over 805,000 ATMs in
more than 85 countries
Discover Brands
North America
(1)
8.2MM
Asia Pacific
6.2MM
EMEA
2.0MM
Latin America
2.3MM
Note(s)
1. North America includes U.S., Canada, Mexico, Puerto Rico and  Caribbean
2. The map denotes countries or territories with transactional activity in the last year
Total 18.7MM
Partners

Strong 3Q11 financial performance
($ MM, except per share data) 3Q11 3Q10
Net Interest Income $1,237 $1,147 $90
Other Operating Revenue 552 564 (12)
Total Revenue $1,789 $1,711 $78
Provision for Loan Loss 100 713 (613)
Total Operating Expense 642 566 76
Pretax Income $1,047 $432 $615
Net Income (Loss) $649 $261 $388
ROE 33% 17% NM
Total Average Receivables $53,013 $49,687 $3,326
Net Interest Margin 9.26% 9.16% 10bps
YOY
Change

Net interest margin drivers
$5.9
$2.4
$10.8
$5.9
$3.6
$4.9
2012 2013
Direct-to-Consumer Deposits
Brokered Deposits
Card Receivables Mix (%) Existing CD Maturities
(2)
($Bn)
Note(s)
1. Discover fiscal 2008
2. As of 8/31/11
Avg.
Rate
1.7%
3.5%
4.6%
3.3%
Avg.
Rate
(1)
21%
15% 15%
52%
66%
75%
27%
19%
10%
Pre-CARD Act 3Q11 Normalized
Default/Cash Standard Promotional

Diversified funding and strong liquidity support
profitable asset growth
35%
24%
54%
28%
6%
4%
5%
44%
Spin
(6/30/07)
8/31/11
Other
ABS / Conduits
Brokered Deposits
Direct-to-Consumer Deposits
Direct-to-Consumer Deposits (1) ($Bn) Liquidity and Funding Mix ($Bn)
Note(s)
1. Includes deposits originated through affinity relationships
2. Includes cash, conduit capacity, bank credit facility and Fed discount window access
2007 – YTD2010
CAGR: 69%
Contingent
Liquidity
(2)
$9.4
$26.3
$24.5
$20.6
$12.6
$6.2
$3.4
2007 2008 2009 2010 8/31/11

11.2%
(0.6%)
(0.5%)
11.4%
0.8%
5%
6%
7%
8%
9%
10%
11%
12%
13%
TCE
6/30/11
Net Income
& Other
Share
buybacks &
dividends
Asset growth
(incl. $2.5Bn
acquisition)
TCE
9/30/11
Putting excess capital to work
Tangible Common Equity to
Tangible Assets Ratio (%)
8%+/-
Target
+$2Bn
1. Other primarily includes changes in Other Comprehensive Income (OCI)
(1)
Tier 1
Common
13.5% 13.1%
See appendix for TCE ratio reconciliation Note(s)

Driving strong shareholder returns by leveraging
our assets and capabilities
•
Card business generating strong profitability
– Credit trends provide flexibility to invest for growth
– Leveraging brand, acceptance and risk management capabilities to increase wallet share
•
Have continued to diversify our portfolio with the acquisitions of two private student loan portfolios and expansion of personal loans
– Other consumer lending receivables are now >15% of total receivables
– Leveraging unsecured lending and marketing capabilities, while maintaining underwriting discipline to drive more rapid asset growth at attractive returns
•
Focused on increasing acceptance and exploiting opportunities in debit and mobile
•
We continue to generate excess capital and will maintain strong shareholder orientation
– Excess capital provides flexibility

CLSA AsiaUSA Forum 2011

Reconciliations
Note(s)
Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconciliation of
TCE to common equity, a GAAP financial measure, is shown above.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.
($MM) 6/30/11 9/30/11
Tangible Common Equity Ratio Calculation:
Total Common Equity $7,747 $8,012
Less: Goodwill and Intangibles (446) (444)
Tangible Common Equity (TCE) $7,301 $7,568
Total Assets $64,305 $68,125
Less: Goodwill and Intangibles (446) (444)
Tangible Assets (TA) $63,859 $67,681
TCE/TA Ratio 11.4% 11.2%